SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C.  20549


                                      ------------------

                                           FORM 8-K

                                        CURRENT REPORT
                            PURSUANT TO SECTION 13 OR 15(D) OF THE
                                SECURITIES EXCHANGE ACT OF 1934



                                       JULY 24, 1997
                                       -------------
                     Date of Report (Date of earliest event reported)



                              AMERICAN REAL ESTATE PARTNERS, L.P.
                              -----------------------------------
                  (Exact Name of Registrant as Specified in its Charter)



               DELAWARE                       1-9516                        13-3398766
              ---------                       ------                        ----------
      (State of Organization)        (Commission File Number)    (IRS Employer Identification Number)




                                  100 SOUTH BEDFORD ROAD
                                    MT. KISCO, NY 10549
                                    -------------------

              (Address of Registrant's Principal Executive Office) (Zip Code)


                                      (914) 242-7700
                                      --------------
                   (Registrant's telephone number, including area code)



                                      NOT APPLICABLE
                                      --------------
               (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On July 24, 1997, American Real Estate Partners, L.P. (the "Registrant") announced that the record date for its proposed rights offering (the "Rights Offering") would be as of the close of business on August 8, 1997 or such later date as the Registrant's Registration Statement on Form S-3 relating to the Rights Offering is declared effective by the Securities and Exchange Commission. Reference is made to the press release, dated July 24, 1997, annexed hereto as
Exhibit 20.2, for information regarding the Rights Offering.


Item 7. Exhibits.

        EXHIBIT NO.              DESCRIPTION OF DOCUMENT
        -----------              -----------------------

           20.2              Press Release, dated July 24, 1997.








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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN REAL ESTATE PARTNERS, L.P.
                         (Registrant)

                         By:  American Property Investors, Inc.
                              General Partner



                         By:  /S/ JOHN P. SALDARELLI
                            -----------------------------------------
                               John P. Saldarelli
                               Secretary and Treasurer

Date:  July 24, 1997





                                         3
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                           EXHIBIT INDEX
                           -------------



  EXHIBIT NUMBER         DESCRIPTION                          PAGE NO.
  --------------         -----------                          --------

       20.2        Press Release, dated July 24, 1997.             5








                                          4

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               [AMERICAN REAL ESTATE PARTNERS, L.P.]
                              (LOGO)

CONTACT:  John P. Saldarelli
          Secretary and Treasurer
          (914) 242-7700

                       FOR IMMEDIATE RELEASE
                       ---------------------

                AMERICAN REAL ESTATE PARTNERS, L.P.
--------------------------------------------------
        ANNOUNCES RECORD DATE FOR PROPOSED RIGHTS OFFERING
----------------------------------------------------------


     MOUNT KISCO, NEW YORK, July 24, 1997 - American Real Estate Partners, L.P. (NYSE:ACP) today announced that the record date for its proposed rights offering would be as of the close of business on August 8, 1997 or such later date as the Company's registration statement relating to the offering is declared effective by the Securities and Exchange Commission. Pursuant to the terms of the offering, holders of record of the Company's Depositary Units representing limited partnership interests will receive one transferable right for each five Depositary Units held, subject to rounding.

     Each right (the "Primary Subscription Right") will entitle the holder thereof to acquire from the Company four Depositary Units and one 5%
cumulative pay-in-kind redeemable Preferred Unit. Exercising rights holders will be entitled to exercise an over-subscription privilege for all or any portion of the Depositary Units and Preferred Units not purchased through the exercise of Primary Subscription Rights. The Depositary Units and the Preferred Units purchased through the exercise of Primary
Subscription Rights must be purchased as a unit consisting of four Depositary Units and one Preferred Unit and may not be subscribed for separately.

     The  Company  expects  that  certificates  evidencing  the  rights  to subscribe, together with a prospectus, will be mailed to unitholders as soon as possible following the record date. The proposed subscription period will be 30 calendar days beginning on the date subscription materials are mailed to record date holders.

     THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY. SUCH AN OFFER MAY BE MADE ONLY BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED. A REGISTRATION STATEMENT RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE.





                                          5

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